                                                                   EXHIBIT 10.49

                          ABM INDUSTRIES INCORPORATED

                             AMENDMENT NO. 3 TO THE

                   "TIME-VESTED" INCENTIVE STOCK OPTION PLAN

      ABM INDUSTRIES INCORPORATED, having established the "Time-Vested" Incentive Stock Option Plan effective on March 17, 1987, as amended (the "Plan"), hereby amends the Plan, as of April 19, 1999 as follows:

      Subsection 4(E) of Article II of the Plan is amended by adding a final sentence to the end of the second paragraph thereof to read as follows:

      Notwithstanding any inconsistent or contrary Plan provisions, in the event an optionee who is at least age 64 dies while in the service of the Company or of a subsidiary, all unvested options granted after April 19, 1999 shall immediately vest and become fully exercisable as of the date of such death.

      IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 3 on the date indicated below.


                                    ABM INDUSTRIES INCORPORATED

                                    BY:  /s/ LORRAINE P. O'HARA
                                        ----------------------------------

                                    TITLE:  Assistant Secretary
                                           -------------------------------

                                    DATED:  October 13, 1999
                                           -------------------------------